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                                                                     EXHIBIT 7.6

                           AGREEMENT OF JOINT FILING

         Madison River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: November 6, 1998

                                       MADISON RIVER PROPERTIES, L.L.C.

                                       By:   AIMCO Properties, L.P.,
                                             its managing member

                                       By:   AIMCO-GP, Inc.,
                                             its General Partner


                                       By:   /s/ Patrick J. Foye
                                          --------------------------------
                                          Patrick J. Foye
                                          Executive Vice President


                                       AIMCO PROPERTIES, L.P.

                                       By:   AIMCO-GP, Inc.,
                                             its General Partner


                                       By:   /s/ Patrick J. Foye
                                          --------------------------------
                                          Patrick J. Foye
                                          Executive Vice President


                                       AIMCO-GP, INC.


                                       By:   /s/ Patrick J. Foye
                                          --------------------------------
                                          Patrick J. Foye
                                          Executive Vice President


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY


                                       By:   /s/ Patrick J. Foye
                                          --------------------------------
                                          Patrick J. Foye
                                          Executive Vice President